UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2005
Date of reporting period: November 30, 2005
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the year ended November 30, 2005 is attached below.

MLP Investment Company
ANNUAL REPORT November 30, 2005

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS
January 23, 2006
Dear Fellow Stockholders:
      It has been an exciting and active year for the Company and we are pleased with the Company’s performance during the twelve months ended November 30, 2005. We continue to believe that the MLP sector will provide attractive risk adjusted returns and that we have assembled a very experienced team to take advantage of the opportunities we see in this sector.
      One of the measures employed by us to evaluate our performance is the change in our Adjusted Net Asset Value per share, which is equal to the Net Assets per common share plus cumulative dividends paid per common share. During the year ended November 30, 2005 (“fiscal 2005”), our Adjusted Net Asset Value per share increased by $2.655, or 11.1%, from $23.91 as of November 30, 2004 to $26.565 as of November 30, 2005. During this same period, we calculated that the market-weighted composite of 41 MLPs (the “MLP Composite”) had a total return (total return is defined as unit price appreciation plus distributions) of 10.5%.
      We were very active on both the investing and capital raising fronts, having made net investments of $780 million and having raised new capital of $416 million. The majority of these investments were made through the completion of 11 private transactions for a total of $728 million. As a result of our capital raising activity, as well as the performance of our investments, our long-term investments have increased to $1.26 billion at November 30, 2005 compared to $380 million at November 30, 2004. Approximately 96% of these long-term investments were securities of MLPs or MLP Affiliates.
Market Overview
      The MLP sector during calendar 2005 once again exhibited strong performance, especially from an operational perspective. Based on public filings, we believe the sector broke previous records for equity capital raised, acquisitions completed and capital spent on internal growth projects. Largely as a result of these factors, the MLP Composite increased dividends by 9.5% during calendar 2005. The strongest performing sectors in terms of dividend growth were the Coal MLP sector and the Pipeline MLP sector, which increased dividends by an average of 21.0% and 9.3%, respectively.
      The stock market performance of the MLP group was mixed during the year. The MLP Composite performed extremely well during the first seven months of the calendar year, then gave back some of the gains in the last five months of the year. From January 1, 2005 through July 31, 2005, the MLP Composite generated a total return of approximately 16.3%. From August 1, 2005 through December 31, 2005, the MLP Composite generated a total return of negative 9.0%. We believe that much of the declining performance during the last five months of calendar 2005 was due to investor concerns about rising short term interest rates, as well as a very heavy new issuance calendar. During calendar year 2005, short term interest rates (1-month LIBOR) increased from 2.40% to 4.39%. Based on public filings, total public equity capital raised from August 1, 2005 through December 31, 2005 was $3.1 billion, which is slightly less than the total equity capital raised in the public markets during all of calendar 2004.
      Total return for the MLP composite was 5.9% during calendar 2005, as negative stock price performance offset increasing cash distributions. For comparative purposes, our Adjusted Net Asset Value per share increased by 8.7% during calendar 2005.
      Shipping and Other MLPs (five MLPs which represent only 4% of total MLP equity capitalization) was the strongest performing sub-sector, generating total returns of approximately 9.1% during calendar 2005. The Pipeline MLP sub-sector also had a strong performance, with total returns of 6.6%. In the pipeline sector, distributions increased by an average of 9.3%, which was offset by an increase in the average yield from 6.1% at January 1, 2005 to 6.8% at December 31, 2005.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS — (CONTINUED)
      The Propane MLP sub-sector generated total returns of negative 0.4% during calendar 2005. This performance was largely due to a substantial increase in the average yield for this sub-sector, as investors worried whether high commodity prices would lead to widespread conservation and lower propane consumption.
      The Coal MLP sub-sector generated total returns of 3.1% during the period, as substantial increases in distributions (average increase of 21.0%) were offset by substantially higher yields as most of the distribution increases that investors expected were realized in calendar 2005.
      There were nine MLP IPOs completed during calendar 2005, raising almost $1.4 billion, including the IPO of two general partners. These IPOs ended the year at prices that averaged 28% above their IPO price.
2006 Outlook
      We expect a number of factors to impact the performance of MLPs during 2006. We believe that significant investment challenges exist, while opportunities remain excellent. As was the case in 2005, we believe that stock selection will be an important key to long-term investment success.
      We believe that the acquisition prospects for MLPs remain quite good, with many packages of midstream assets on the market or available for sale that fit well in the portfolios of many MLPs. While we are concerned with the steady increase in acquisition multiples, we expect that acquisitions will continue to be accretive. Furthermore, there has been a significant increase in the investment opportunities to expand existing assets, which typically have much higher projected returns (or lower multiples) than acquisitions. As a result, the blended cost of growth (acquisitions and internal growth) remains attractive relative to prior years.
      Based largely on internal growth prospects, and to a lesser extent acquisitions, we believe that the MLP universe will continue to grow distributions. Wall Street research is projecting distribution growth rates of 6% to 8% for calendar year 2006.
      Another investment challenge for us is to monitor the commodity price exposure of the various MLPs. Over the last several years, the commodity price exposure of the sector, both direct and indirect, has increased. We believe there is an investment opportunity for us as the market valuation of individual MLPs does not always reflect the different levels of commodity price exposure.
      At the beginning of the year, MLP valuations, as measured by the spread between MLP yields and 10-year U.S. Treasury rates, were higher (spreads lower) than the five-year average. At December 31, 2005, valuations were in-line (spreads approximately equal) with the five-year average, reflecting the increase in average yields compared to a 10-year U.S. Treasury that was relatively flat compared to the beginning of the year.
      We believe that MLPs, as a group, continue to offer above-average investment appeal with lower-than-average market risk. Current yield plus expected growth appears to well exceed the 8% to 10% long-term total return expected by many market strategists for the stock market. As important, most MLPs provide stable and predictable cash flow from “hard assets” and, by most measures, provide lower risk than other equity investments. We remain confident that the long-term investment case for MLPs is very strong, and that our selection process will provide our stockholders with the opportunity for superior returns.
Fiscal 2005 Financial Highlights
      Because the MLPs that we own in our portfolio are treated as partnerships for federal income tax purposes, we only reflect 10% of the cash dividends received from our MLP securities as investment income. The remaining 90% of the cash distributions are treated as a return of capital, which increases our realized and unrealized gains by lowering our cost basis. As a result, we expect on an ongoing basis to report a net investment loss. During fiscal year 2005, our net investment loss was $5.9 million. This consisted of net

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS — (CONCLUDED)
dividends and distributions from MLPs and other Midstream Energy Companies of $6.2 million after the deduction of $48.8 million of cash dividends and distributions received by us that were treated as a return of capital. Income on repurchase agreements and fixed income investments was $4.4 million. Expenses were $20.2 million, including $10.2 million of investment management fees and $6.9 million of interest expense. Investment management fees were equal to an annual rate of 0.87% of total assets (1.17% of net assets applicable to common stockholders), and were based on our performance relative to our benchmark, which is based on the Standard and Poor’s Midcap Utility Index. Results include a current income tax benefit of $3.7 million.
      Net realized gains during fiscal year 2005 were $13.6 million, consisting of realized gains on investments of $23.2 million and securities sold short of $0.6 million, offset by a loss of $0.2 million on options, $1.5 million of payments pursuant to interest rate swap contracts and $8.5 million of current income tax expense.
      Net change in unrealized gains during fiscal year 2005 was $81.9 million, consisting of unrealized gains on investments and options of $129.0 million and $0.6 million, respectively, an increase in the mark-to-market value of the interest rate swap contracts of $3.4 million and a current income tax benefit of $1.1 million. These gains were offset by $52.2 million of deferred income tax expense.
      Net increase in net assets resulting from operations was $89.6 million before dividends to the preferred stockholders of $1.7 million. Net assets applicable to common stockholders increased from $23.91 per common share to $25.07 per common share.
      During fiscal 2005, we paid four quarterly dividends to our common stockholders, which totaled $1.495 per share (approximately 91% of this amount was classified as a return of capital and the remaining 9% was classified as dividend income). Included in this total is our dividend of $0.25 per share paid in January 2005. This dividend was a partial dividend reflecting our two months of operations during the fourth quarter of fiscal 2004 and reflects a full quarter dividend rate of $0.375 per share. During January 2006, we paid a quarterly dividend of $0.425 per share (indicative annual rate of $1.70 per share). This quarterly dividend rate was 13% higher than our initial quarterly rate of $0.375 and represented the fourth increase in our dividend rate since inception. Management intends to continue paying quarterly dividends and expects to increase its dividends to the extent permitted by increases in the dividends and distributions from its portfolio.
      We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and Other Midstream Companies. We invite you to visit our website at www.kaynemlp.com for the latest updates.
Sincerely,
Kevin McCarthy
Chairman of the Board of Directors,
President, and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)
Portfolio Investments, by Category
Top 10 Holdings, by Issuer (as of November 30, 2005)

			Percent of
			Total
Holding		Sector	Investments

1.	Energy Transfer Partners, L.P.	Pipeline MLP	11.6%

2.	Enterprise Products Partners L.P.	Pipeline MLP	11.4

3.	Kinder Morgan Management, LLC	Pipeline MLP	9.7

4.	Magellan Midstream Partners, L.P.	Pipeline MLP	9.5

5.	Enbridge Energy Partners, L.P.	Pipeline MLP	6.7

6.	Crosstex Energy, L.P.	Pipeline MLP	6.3

7.	Copano Energy, L.L.C.	Pipeline MLP	6.2

8.	Inergy, L.P.	Propane MLP	5.7

9.	Plains All American Pipeline, L.P.	Pipeline MLP	4.0

10.	Clearwater Natural Resources, LP	Private Coal Company	4.0

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005
      This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.
Overview
      Kayne Anderson MLP Investment Company (the “Company”) is a non-diversified, closed-end investment company. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships (“MLPs”) and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).
      The Company’s portfolio investments are principally comprised of equity securities issued by MLPs. Generally, the Company invests in equity securities of (i) energy-related MLPs, (ii) owners of such interests in MLPs (“MLP Affiliates”), and (iii) other Midstream Energy Companies. The Company may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies. At November 30, 2005, the Company’s long-term investments were as follows:
Long-term Investments (at 11/30/2005)

	Amount	Percentage
Category	($ in 000s)	of Total

Equity
MLP	$1,191,262	94.4%
MLP Affiliate	14,825	1.2
Other Midstream Energy	55,549	4.4
Fixed Income	488	0.0

Total	$1,262,124	100.0%

      As a limited partner in the MLPs, the Company reports its allocable share of MLP’s taxable income in computing its own taxable income. During the year ended November 30, 2005 (“fiscal year 2005”), the Company estimated that taxable income associated with its ownership in MLPs was equal to 10% of the distributions received from such MLPs. As a result, the Company estimated that 90% of the MLP distributions will be treated as a return of capital for tax purposes. For financial reporting purposes, the Company reflects its MLP distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during fiscal year 2005 are included in investment income. The remaining 90% of distributions from MLPs are reflected as a reduction in the cost basis of the Company’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.
Performance Review
      One of the measures employed by the Company to evaluate total return is Adjusted Net Asset Value per share, which is equal to the Net Assets per common share plus cumulative dividends paid on the Company’s common stock. During fiscal year 2005, the Company’s Adjusted Net Asset Value per share increased by $2.655, or 11.1%, from $23.91 as of November 30, 2004 to $26.565 as of November 30, 2005. For comparative purposes, the total return of the MLP Composite (total return is defined as unit price appreciation plus distributions) was 10.5% over the same time period.
      The Company paid four quarterly dividends to its common stockholders during fiscal year 2005, totalling $1.495 per share. Included in this total is the Company’s dividend of $0.25 per share paid during January 2005.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION — (CONTINUED)
This dividend was a partial dividend reflecting the Company’s two months of operations during the fourth quarter of fiscal 2004 and reflects a full quarter dividend rate of $0.375 per share. During January 2006, the Company paid a quarterly dividend of $0.425 per share (indicative annual rate of $1.70 per share). This quarterly dividend rate was 13% higher than the Company’s initial quarterly rate of $0.375 and represented the fourth increase in the Company’s dividend rate since inception. Management intends to continue paying quarterly dividends and expects to increase its dividends to the extent permitted by increases in the dividends and distributions from its portfolio. Future dividend increases are subject to, among other things, the operating performance of the Company, realized gains and unrealized gains.
Financial Review
      During fiscal year 2005, the Company had a net increase in net assets resulting from operations of $89.6 million. The components of this increase are (i) a net investment loss of $5.9 million ($9.6 million before taxes), (ii) net realized gains of $13.6 million ($22.1 million before taxes) and (iii) net change in unrealized gains of $81.9 million ($132.9 million before taxes).
      The Company incurred a net investment loss (before taxes) of $9.6 million during fiscal year 2005. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $6.2 million, which was after the deduction of $48.8 million of cash dividends and distributions received by the Company that were treated as a return of capital. Income on repurchase agreements and fixed income investments was $4.4 million. Expenses were $20.2 million, including $10.2 million of investment management fees and $6.9 million of interest expense. Investment management fees were equal to an annual rate of 0.87% of total assets (1.17% of net assets applicable to common stockholders) and were based on the performance of the Company relative to its benchmark, which is based on the Standard and Poor’s Midcap Utility Index.
      Net realized gains (before taxes) during fiscal year 2005 were $22.1 million, consisting of realized gains on investments of $23.2 million and securities sold short of $0.6 million, offset by a loss of $0.2 million on options and $1.5 million of payments pursuant to interest rate swap contracts. In order to partially hedge itself against rising interest rates, the Company has entered into interest rate swap contracts with a notional value of $250 million. Payments made pursuant to those swap contracts are not reflected in interest expense, but are reflected as realized losses.
      Net change in unrealized gains (before taxes) during fiscal year 2005 was $132.9 million, consisting of unrealized gains on investments and options of $129.0 million and $0.6 million, respectively. Net change in unrealized gains also included an increase in the mark-to-market value of the interest rate swap contracts of $3.4 million.
      The Company is taxed as a corporation for federal and state income tax purposes. As a result, the Company records a current income tax expense/(benefit) based on the investment income/(loss) and realized gains. Similarly, the Company records a deferred income tax expense based on the unrealized gains, which are equal to the difference between the current market value of its assets and liabilities compared to the tax basis of those assets and liabilities. During fiscal year 2005, the Company recorded a current income tax benefit attributable to its investment income of $3.7 million, a current income tax expense of $8.5 million attributable to its realized gains and a net tax expense of $51.0 million attributable to it unrealized gains (comprised of a current income tax benefit of $1.2 million and a deferred income tax expense of $52.2 million). The Company’s taxes were computed based on an effective tax rate of approximately 38.5% for fiscal year 2005 as compared to an effective tax rate of 40.0% for the period ended November 30, 2004.
Capital Raising Transactions
      The Company completed several capital raising transactions during fiscal year 2005, raising $416 million of gross proceeds. The Company was able to invest these proceeds in a manner consistent with its investment

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION — (CONCLUDED)
strategies and management believes that these investments have enhanced the total return of the Company’s common stockholders.
      On March 28, 2005, the Company issued three series of auction rate senior notes, each with a maturity of 40 years, having an aggregate principal amount of $260 million. On April 12, 2005, the Company issued 3,000 shares of Series D auction rate preferred stock for gross proceeds of $75 million. The interest rate and dividend rate on these securities are reset every 7 or 28 days, depending upon the series. At November 30, 2005, the interest rates for the Series A, Series B, and Series C senior notes were 4.21%, 4.18% and 4.24%, respectively, and the dividend rate for the Series D preferred stock was 4.35%.
      In order to partially hedge itself from a floating interest expense on its leverage, the Company has entered into nine interest rate swap contracts on a notional amount of $250 million with a weighted average fixed rate of 4.42% and weighted average duration of 4.7 years (as of November 30, 2005). In each of these contracts, the Company pays a fixed rate of interest and receives a floating rate of interest based on the London Interbank Offered Rate (LIBOR).
      On October 12, 2005 the Company issued 3,000,000 shares of common stock in a secondary public offering at $27.00 per share, raising an additional $81 million of gross proceeds.
      During fiscal year 2005, the Company completed eleven private transactions investing, in aggregate, $728 million. As of November 30, 2005, the Company held investments in freely tradable (or “public”) equity and debt securities valued at $914 million and held investments in restricted (or “private”) equity securities valued at $348 million. The total value at year-end of the Company’s long-term investments was $1.26 billion.
Recent Events
      On December 14, 2005, the Company announced the successful completion of its $60 million offering of Series E auction rate senior notes. The initial interest rate on the Series E senior notes was 4.05%, with subsequent interest rates determined at weekly auctions. The Company intends to invest the net proceeds from this offering in accordance with the Company’s investment policies as soon as practicable. Management believes that substantially all of the net proceeds will be invested within three months of the offering.
      On January 12, 2006, the Company paid a dividend to its common stockholders in the amount of $0.425 per share, for a total of $15.8 million. Pursuant to the Company’s dividend reinvestment plan, $6.6 million of this amount was reinvested into the Company for 0.3 million shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 135.4%
Equity Investments(a) — 135.4%
Pipeline MLP(b) — 113.0%
Atlas Pipeline Partners, L.P.(c)	142	$5,899
Boardwalk Pipeline Partners, LP	250	4,613
Buckeye Partners, L.P.	99	4,304
Copano Energy, L.L.C.	84	3,160
Copano Energy, L.L.C. — Unregistered(d)	2,127	78,994
Crosstex Energy, L.P.	238	8,053
Crosstex Energy, L.P. — Unregistered(d)	1,295	41,703
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(d)	1,047	34,005
Enbridge Energy Management, L.L.C.(e)	415	19,603
Enbridge Energy Partners, L.P.	1,934	88,973
Energy Transfer Partners, L.P.	4,535	153,162
Enterprise Products Partners L.P.	6,042	151,232
Genesis Energy, L.P.	102	1,150
Global Partners LP(f)	337	6,594
Holly Energy Partners, L.P.	141	5,466
Kinder Morgan Management, LLC(e)	2,673	128,042
Magellan Midstream Partners, L.P.	486	15,612
Magellan Midstream Partners, L.P. — Subordinated Units(d)	3,478	109,960
MarkWest Energy Partners, L.P.	193	9,091
MarkWest Energy Partners, L.P. — Unregistered(d)	679	30,007
Martin Midstream Partners L.P.	111	3,542
Northern Border Partners, L.P.	633	27,001
Pacific Energy Partners, L.P.	386	11,451
Plains All American Pipeline, L.P.	1,344	53,400
Sunoco Logistics Partners L.P.	24	918
TC PipeLines, LP	203	6,485
TEPPCO Partners, L.P.	454	16,684
TransMontaigne Partners L.P.	56	1,275
Valero L.P.	633	33,221

		1,053,600

Propane MLP — 12.0%
Ferrellgas Partners, L.P.	1,751	36,791
Inergy, L.P.	2,983	75,315

		112,106

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Shipping MLP — 1.9%
K-Sea Transportation Partners L.P.	119	$4,147
Teekay LNG Partners L.P.	167	4,684
U.S. Shipping Partners L.P.	374	8,499

		17,330

Coal MLP — 0.9%
Penn Virginia Resource Partners, L.P.	149	8,226

MLP Affiliates — 1.6%
Atlas America, Inc.(g)	54	3,053
Crosstex Energy, Inc.	61	3,958
MarkWest Hydrocarbon, Inc.	257	5,626
TransMontaigne Inc.	351	2,188

		14,825

Other — 6.0%
Arlington Tankers Ltd.	72	1,589
Clearwater Natural Resources, LP — Unregistered(d)(h)	2,650	53,000
DryShips Inc.	74	960

		55,549

Total Equity Investments (Cost $1,122,577)		1,261,636

			Principal
	Interest	Maturity	Amount
	Rate	Date	(in 000’s)

Fixed Income Investment — 0.0%
MLP Affiliate — 0.0%
TransMontaigne Inc. (Cost $505)	9.125%	06/01/10	$500	488

Total Long-Term Investments (Cost $1,123,082)				1,262,124

Short-Term Investment — 6.5%
Repurchase Agreement — 6.5%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/05 to be repurchased at $60,434), collateralized by $62,180 in U.S. Government and Agency Securities (Cost $60,427)	3.940	12/01/05		60,427

Total Investments — 141.9% (Cost $1,183,509)				1,322,551

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2005
(amounts in 000’s)

	No. of
Description	Units	Value

Liabilities
Securities Sold Short
Coal MLP
Alliance Resource Partners, L.P. (Cash proceeds received $392)	10	$(412)
Auction Rate Senior Notes		(260,000)
Deferred Taxes		(55,934)
Current Taxes		(2,389)
Other Liabilities		(5,269)

Total Liabilities		(324,004)

Unrealized Appreciation on Interest Rate Swap Contracts		3,398
Other Assets		5,145

Total Liabilities in Excess of Other Assets		(315,461)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$932,090

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Security or a portion thereof is segregated as collateral on securities sold short.

(d)	Fair valued securities, restricted from public sale. The Company negotiates certain aspects of the method and timing of its rights to dispose of these investments, including registration rights and related costs (See Notes 2 and 6).

(e)	Distributions are paid in-kind.

(f)	Security is currently non-income producing; expected to pay distributions within the next 12 months.

(g)	Security is non-income producing.

(h)	Clearwater Natural Resources, LP is a privately-held company.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value (Cost — $1,123,082)	$1,262,124
Repurchase agreement (Cost — $60,427)	60,427

Total investments (Cost — $1,183,509)	1,322,551
Deposits with brokers for securities sold short	729
Receivable for securities sold	222
Interest, dividends and distributions receivable	1,036
Deferred debt issuance costs and other, net	3,158
Unrealized appreciation on interest rate swap contracts	3,398

Total Assets	1,331,094

LIABILITIES
Investment management fee payable	3,932
Payable for securities purchased	67
Securities sold short, at fair value (Proceeds — $392)	412
Accrued directors’ fees and expenses	147
Accrued expenses and other liabilities	1,123
Current taxes	2,389
Deferred taxes	55,934

Total Liabilities before Senior Notes	64,004

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000

Total Senior Notes	260,000

Total Liabilities	324,004

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$932,090

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (37,175,551 shares issued and outstanding, 199,990,000 shares authorized)	$37
Paid-in capital	887,610
Distribution in excess of net investment loss, net of tax benefit	(57,189)
Accumulated realized gains on investments, securities sold short, options and interest rate swap contracts, net of income taxes	14,057
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	87,575

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$932,090

NET ASSET VALUE PER COMMON SHARE	$25.07

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions	$54,994
Return of capital	(48,831)

Net dividends and distributions	6,163
Interest	4,409

Total Investment Income	10,572

Expenses
Investment management fees	10,207
Professional fees	703
Administration fees	659
Reports to stockholders	268
Custodian fees	263
Directors’ fees	244
Insurance	196
Dividends on securities sold short	146
Other expenses	553

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	13,239
Interest expense	6,938

Total Expenses — Before Tax Benefit	20,177

Net Investment Loss — Before Tax Benefit	(9,605)
Current tax benefit	3,700
Deferred tax expense	(12)

Net Investment Loss	(5,917)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Realized Gains/(Losses)
Investments	23,225
Securities sold short	598
Options	(162)
Payments on interest rate swap contracts	(1,514)
Current tax expense	(8,504)

Net Realized Gains	13,643

Net Change in Unrealized Gains/(Losses)
Investments	128,951
Securities sold short	(20)
Options	561
Interest rate swap contracts	3,398
Current tax benefit	1,135
Deferred tax expense	(52,167)

Net Change in Unrealized Gains	81,858

Net Realized and Unrealized Gains	95,501

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	89,584
DIVIDENDS TO PREFERRED STOCKHOLDERS	(1,712)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$87,872

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

		For the Period
	For the Fiscal	September 28, 2004(1)
	Year Ended	through
	November 30, 2005	November 30, 2004

OPERATIONS
Net investment income/(loss)	$(5,917)	$645
Net realized gains	13,643	414
Net change in unrealized gains	81,858	5,717

Net Increase in Net Assets Resulting from Operations	89,584	6,776

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends(2)	(1,712)	—

DIVIDENDS/ DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends(2)	(4,396)	—
Distributions — return of capital(2)	(45,809)	—

Dividends/ Distributions to Common Stockholders	(50,205)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—	750,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an over allotment option granted to underwriters of the initial public offering	—	79,048
Proceeds from secondary public offering of 3,000,000 shares of common stock	81,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(3,591)	(43,088)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(1,087)	—
Issuance of 1,009,651 shares of common stock from reinvestment of distributions	25,265	—

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	101,587	785,960

Total Increase in Net Assets Applicable to Common Stockholders	139,254	792,736

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	792,836	100

End of period (includes cumulative distributions in excess of net investment loss of $57,189 and undistributed net investment income of $645, respectively)	$932,090	$792,836

(1)	Commencement of operations.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 (which was $1,712 and $50,205, respectively) as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits. For fiscal year 2005, the entire amount classified as a dividend to common stockholders ($4,396) is considered qualified dividend income provided the holding period requirement and certain other requirements are met.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$89,584
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(1,043,115)
Proceeds from sale of investments	263,296
Proceeds from sale of short-term investments	364,147
Realized gains	(22,147)
Return of capital distributions	48,831
Unrealized gains	(132,890)
Increase in deferred taxes	52,179
Amortization of bond premium and deferred debt issuance costs	240
Increase in deposits with brokers for short sales	(729)
Decrease in receivable for securities sold	125
Decrease in interest, dividend and distributions receivables	1,566
Increase in deferred debt issuance costs and other	(3,056)
Decrease in payable for securities purchased	(7,726)
Increase in investment management fee payable	2,961
Increase in securities sold short	392
Increase in accrued directors’ fees and expenses	116
Increase in accrued expenses and other liabilities	84
Increase in current taxes	1,626
Decrease in call options written	(201)

Net Cash Used in Operating Activities	(384,717)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock	81,000
Issuance of auction rate senior notes	260,000
Issuance of auction rate preferred stock	75,000
Underwriting discount and offering expenses associated with the issuance of shares of preferred stock and common stock	(4,678)
Cash distributions paid to preferred stockholders	(1,712)
Cash distributions paid to common stockholders	(24,940)

Net Cash Provided by Financing Activities	384,670

NET DECREASE IN CASH	(47)
CASH — BEGINNING OF YEAR	47

CASH — END OF YEAR	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $25,265.
During fiscal year 2005, federal and state taxes paid were $2,039 and interest paid was $6,631.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

			For the Period
	For the Fiscal		September 28, 2004(1)
	Year Ended		through
	November 30, 2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	(0.03	)(3)	—
Secondary issuance of common stock, net of underwriting discounts and offering costs	0.11	(3)	—

Total	23.99		23.70

Income from investment operations
Net investment income/(loss)	(0.17	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	2.80	(3)	0.19	(4)

Total income from investment operations	2.63		0.21

Dividends — Preferred Stockholders
Dividends(5)	(0.05	)(3)	—

Dividends/ Distributions — Common Stockholders
Dividends(5)	(0.13)		—
Distributions(5)	(1.37)		—

Total dividends/distributions — Common Stockholders	(1.50)		—

Net asset value, end of period	$25.07		$23.91

Per share of common stock market value, end of period	$24.33		$24.90

Total investment return based on common stock market value(6)	3.66%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expenses	8.73	%(7)	4.73	%(7)(8)
Ratio of expenses to average net assets, excluding current and deferred income tax expense	2.32	%(7)	1.20	%(7)(8)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	2.32%		1.08	%(8)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.52%		—%
Ratio of net investment income /(loss) to average net assets, after taxes	(0.68)%		0.50	%(8)
Net increase in net assets to common stockholders resulting from operations to average net assets	10.09%		5.30	%(8)
Portfolio turnover rate	25.59	%(9)	11.78	%(9)
Auction Rate Senior Notes outstanding, end of period	$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		—
Borrowings outstanding per share of common stock, end of period	$6.99		—
Asset coverage, per $1,000 of principal amount of Auction Rate Senior Notes Series A, B and C	487.34%		—
Asset coverage, per $25,000 of liquidation value per share of Auction Rate Preferred Stock	378.24%		—
Average amount of borrowings outstanding per share of common stock during the period	$5.57	(3)	—

(1)	Commencement of operations.
(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.
(3)	Based on average shares of common stock outstanding of 34,077,731.
(4)	Information presented relates to a share of common stock outstanding for the entire period.
(5)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2005 (which was $1,712 and $50,205, respectively) as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.
(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	For the period from September 28, 2004 through November 30, 2004, the Company’s current income tax expense was $763 and it accrued $3,755 in deferred taxes on its unrealized gains and deferred tax benefit from organizational expenses. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and it accrued $52,179 in deferred taxes on the Company’s unrealized gains and deferred tax expense from organizational expenses.
(8)	Ratios are annualized since period is less than one full year.
(9)	Not annualized for the period September 30, 2004 through November 30, 2004. For fiscal year 2005 and for the period from September 28, 2004 through November 30, 2004, calculated based on the sales of long-term investments of $263,296 and $16,880, respectively, divided by the average long-term investment balance of $1,029,035 and $143,328, respectively.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
(amounts in 000’s, except share and per share amounts)

1.	Organization
      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
      B.     Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Advisor”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At November 30, 2005, the Company held 37.3% of its net assets (26.1% of total assets) applicable to common stockholders in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $325,781 and fair value of $347,669. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 for more detail on options written.
      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the fiscal year ended November 30, 2005, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $48,831 of dividends and distributions received from MLPs. Included in this amount is an additional return of capital of $404 attributable to MLP distributions received in fiscal 2004 based on the MLP tax reporting information received by the Company in fiscal 2005. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $1,952 and $46,879, respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
      H.     Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 11. The Company’s dividends will be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2006 of the character of dividends paid during fiscal year 2005. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.
      I.     Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.
      J.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.
      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.
      K.     Organization Expenses, Offering and Debt Issuance Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s two issuances of common stock were charged to additional paid-in capital when the shares were issued. Offering costs (including underwriting discount) related to the issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.
      L.     Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
      M.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk
      The Company’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company equal to the basic management fee or adjusted by the performance fee adjustment, all as described below.
      Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through September 30, 2005 (the “Initial Period”), on a quarterly fiscal basis the Company paid the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment are calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees will be accrued monthly.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value was calculated net of the underwriter discount. At November 30, 2005, the Company accrued management fees at an annual rate of 0.87% of total assets (1.17% of net assets applicable to common stockholders) based on the Company’s investment performance for the period December 1, 2004 through November 30, 2005.
      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
      For the fiscal year ended November 30, 2005, KA Associates, Inc., an affiliate of the Adviser, earned approximately $12 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes
      Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2005 are as follows:

Deferred tax assets:
Organizational costs	$(45)
Deferred tax liabilities:
Unrealized gains on investment securities	37,371
Distributions received from MLPs — return of capital	18,608

Total net deferred tax liability	$55,934

      At November 30, 2005, the Company did not record a valuation allowance against its deferred tax assets.
      The components of income tax expense include $50,903 and $4,945 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively. Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.
      At November 30, 2005, the cost basis of investments for Federal income tax purposes was $1,180,135 and the cash received on securities sold short was $392. At November 30, 2005, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short)	$156,222
Gross unrealized depreciation of investments (including securities sold short)	(14,219)

Net unrealized appreciation before tax and interest rate swap contracts	142,003
Unrealized appreciation on interest rate swap contracts	3,398

Net unrealized appreciation before tax	$145,401

Net unrealized appreciation after tax	$89,422

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

6.	Restricted Securities
      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair value as of November 30, 2005, value per unit of such securities, percent of net assets applicable to common stockholders and percent of total assets which the securities comprise.

		Number					Percent of
		of Units	Acquisition	Cost	Fair Value	Value Per	Net	Percent of
Partnership	Security	(in 000’s)	Date	(in 000’s)	(000’s)	Unit	Assets(1)	Total Assets

Clearwater Natural Resources, LP	Common Units(2)	2,650	08/01/05	$53,000	$53,000	$20.00	5.7%	4.0%
Copano Energy, L.L.C.	Common Units(2)	2,127	08/01/05	60,000	78,994	37.14	8.5	5.9
Crosstex Energy, L.P.	Common Units(2)	1,295	11/01/05	47,705	41,703	32.21	4.5	3.1
Crosstex Energy, L.P.	Sr. Subordinated Units(2)	1,047	06/24/05	35,026	34,005	32.48	3.6	2.6
Magellan Midstream Partners, L.P.	Subordinated Units	3,478	04/13/05	100,050	109,960	31.61	11.8	8.3
Markwest Energy Partners, L.P.	Common Units(2)	679	11/09/05	30,000	30,007	44.22	3.2	2.2

				$325,781	$347,669		37.3%	26.1%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

7.	Call Options Written
      Transactions in written options for the fiscal year ended November 30, 2005 were as follows:

	Number of
	Contracts	Premiums
Call Options Written	(in 000’s)	Received

Options outstanding at beginning of period	2	$201
Options written	—	—
Options exercised	(2)	(201)

Options outstanding at end of period	—	$—

8.	Investment Transactions
      For the fiscal year ended November 30, 2005, the Company purchased and sold securities in the amount of $1,043,115 and $263,296 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

9.	Revolving Credit Line
      The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the fiscal year ended November 30, 2005, the average amount outstanding was $13,233, with a weighted average interest rate of 3.87%. As of November 30, 2005, the Company had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

10.	Auction Rate Senior Notes
      On March 28, 2005, the Company issued three series of auction rate senior notes, each with a maturity of 40 years, having an aggregate principal amount of $260,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The principal amount of the Senior Notes will be due and payable on various dates as follows: Series A on April 3, 2045, Series B on April 5, 2045 and Series C on March 31, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
      Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B and Series C as of November 30, 2005 were 4.21%, 4.18% and 4.24%, respectively. The weighted average interest rates for Series A, Series B and Series C for the period from March 28, 2005 through November 30, 2005, were 3.55%, 3.58% and 3.64%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A and Series B Notes is seven days, while Series C Notes reset every 28 days. The Notes are not listed on any exchange or automated quotation system.
      The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

11.	Preferred Stock
      On April 12, 2005, the Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
      Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2005 was 4.35%. The weighted average dividend rate for the period April 12, 2005 through November 30, 2005, was 3.77%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
      The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

12.	Interest Rate Swap Contracts
      The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2005, the Company has entered into nine interest rate swap contracts with UBS AG as summarized below:

		Fixed Rate	Floating Rate		Accrued	Total
	Notional	Paid by the	Received by	Unrealized	Interest	Change in
Termination Date	Amount	Company	the Company	Appreciation	Expense	Unrealized Value

03/25/08-05/09/12	$250,000	4.12-4.65%	1-month U.S.	$3,442	$(44)	$3,398
Dollar LIBOR
      At November 30, 2005, the weighted average duration of the interest rate swap contracts was 4.1 years and the weighted average fixed rate was 4.42%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

13.	Common Stock
      The Company has 199,990,000 shares of common stock authorized and 37,175,551 shares outstanding at November 30, 2005. As of that date, Kayne Anderson owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2005, were as follows:

Shares at November 30, 2004	33,165,900
Shares issued through reinvestment of distributions	1,009,651
Shares issued in connection with the secondary public offering of common stock	3,000,000

Shares at November 30, 2005	37,175,551

14.	Subsequent Events
      On December 14, 2005, the Company announced the successful completion of its $60,000 offering of Series E Auction Rate Senior Notes (“Series E Senior Notes”). The Series E Senior Notes are rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service, Inc. and Fitch Ratings, respectively. The initial interest rate on the Series E Senior Notes was 4.05%. The subsequent interest rates for the Series E Notes will be determined at weekly auctions.
      On January 12, 2006, the Company paid a dividend to its common stockholders in the amount of $0.425 per share, for a total of $15,800. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,627 was reinvested into the Company for 263,620 newly issued shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:
      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows, and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2005, and the results of its operations for the year then ended and the changes in its net assets applicable to common stockholders, its cash flows and its financial highlights for the year then ended and for the period September 30, 2004 (commencement of operations) through November 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
January 27, 2006

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
      Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to our relationship with our stockholders. We are committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, we have developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.
      We may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to us or one of our affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number).

•	Information you may give orally to us or one of our affiliates or service providers.

•	Information about your transactions with us, our affiliates, or other third parties, such as the amount stockholders have invested in the Company.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of our stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
      We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.
      We may disclose information about stockholders or potential investors at their request. We will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
      Within the Company and our affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and our affiliates have been instructed to follow our procedures to protect the privacy of your information.
      We reserve the right to change this privacy notice in the future. Except as described in this privacy notice, we will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or we obtain your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
      Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Company’s Common Stock is trading at or above net asset value at the time of valuation, the Company will issue new shares at a price equal to the greater of (i) the Company’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Company’s Common Stock on that date; (b) If the Company’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

9. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: September 27, 2004
Amended: December 13, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND OFFICERS
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. From July 2003 to her retirement, she held the position of Managing Director, and for the three years prior to July 2003 she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	2-year term/served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.

Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term/served since May 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds (2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson Energy Total Return Fund, Inc; Partners for Development

Terrence J. Quinn c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1951)	Director	3-year term/served since July 2004	Mr. Quinn is President of Private Equity Capital Corp. and Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, private equity investment firms. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson Energy Total Return Fund, Inc.; Safe Sedation, Inc.; Imperial Headware

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND OFFICERS — (CONTINUED)
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Interested Director(1) and Officers
Kevin S. McCarthy(3) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1959)	Director; Chief Executive Officer; President	2-year term as a Director/ elected annually as an officer/ served since July 2004	Mr. McCarthy has served as the Chief Executive Officer of Kayne Anderson MLP Investment Company since July 2004 and as a Senior Managing Director of Kayne Anderson since June 2004. Prior to that, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated.	Kayne Anderson Energy Total Return Fund, Inc.; Range Resources Corporation; Clearwater Natural Resources, L.L.C.

Terry A. Hart c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1969)	Chief Financial Officer	Elected annually/ served since December 2005	Mr. Hart has served as the Chief Financial Officer of Kayne Anderson MLP Investment Company since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary	Elected annually/ served since inception	Mr. Shladovsky has served as the Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company since September 2004. Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/ served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004, and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND OFFICERS — (CONCLUDED)
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

James C. Baker c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1972)	Vice President	Elected annually/ served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Each Director oversees two funds in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with Kayne Anderson, investment adviser of the Company.
     Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynemlp.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)
      The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
      The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynemlp.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
      Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
      The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Forms N-Q available on its website at http://www.kaynemlp.com.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
Kayne Anderson Capital Advisors, L.P.	Bear Stearns Funds Management Inc.
1800 Avenue of the Stars, Second Floor	383 Madison Avenue
Los Angeles, CA 90067	New York, NY 10179

1100 Louisiana Street, Suite 4550	Stock Transfer Agent and Registrar
Houston, TX 77002	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynemlp.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(c) and (d).  During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(f)(1) Pursuant to Item 12(a), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are Steven C. Good and Terrence J. Quinn. Mr. Good and Mr. Quinn are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2005, and (b) initial fiscal period ended November 30, 2004.

	2005	2004
Audit Fees	$197,000	$85,000
Audit-related Fees	0	0
Tax	149,000	23,000
Other	0	0

Total	$346,000	$108,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
     Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for each of the last two fiscal years were $149,000 for the fiscal year ended November 30, 2005 and $23,000 for the initial fiscal year ended November 30, 2004. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Terrence J. Quinn and Gerald I. Isenberg are the members of the Registrant’s audit committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Yet Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: Date:	/S/ TERRY A. HART February 8, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY

Date: February 8, 2006

By:	/S/ TERRY A. HART

Date: February 8, 2006